UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2014

Wells Fargo Commercial Mortgage Trust 2014-LC16
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ladder Capital Finance LLC
Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Rialto Mortgage Finance, LLC
 (Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of June 11, 2014, as amended by the Form 8-K/A dated as of June 25, 2014 and filed as of June 26, 2014, and further amended by the Form 8-K/A dated as of June 27, 2014 and filed as of July 3, 2014, with respect to Wells Fargo Commercial Mortgage Trust 2014-LC16.  The purpose of this amendment is to file the servicing agreement that governs the servicing of the Oak Court Mall Loan Combination effective as of August 1, 2014, as Exhibit 99.9.  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the agreement previously filed as Exhibit 4.1 (the “Pooling and Servicing Agreement”).

Section 8.  Other Events.

Item 8.01.       Other Events.

On August 12, 2014, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, was issued by WFRBS Commercial Mortgage Trust 2014-C21, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2014 (the “WFRBS 2014-C21 Pooling and Servicing Agreement”), between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB Master Servicer and as Co-op Special Servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.  The Oak Court Mall Pari Passu Companion Loan was included in the securitization trust created by the WFRBS 2014-C21 Pooling and Servicing Agreement.  Accordingly, pursuant to the Pooling and Servicing Agreement, upon the execution and delivery of the WFRBS 2014-C21 Pooling and Servicing Agreement, the Oak Court Mall Loan Combination became a Non-Serviced Loan Combination and the Oak Court Mall Mortgage Loan became a Non-Trust-Serviced Mortgage Loan.  Upon such execution and delivery of the WFRBS 2014-C21 Pooling and Servicing Agreement, the servicing of the Oak Court Mall Loan Combination became governed by the WFRBS 2014-C21 Pooling and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the WFRBS 2014-C21 Pooling and Servicing Agreement is attached hereto as Exhibit 99.9.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.9
Pooling and Servicing Agreement, dated as of August 1, 2014, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB Master Servicer and as Co-op Special Servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By: /s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated:  December 16, 2014

Exhibit Index

Exhibit No.	Description

99.9
Pooling and Servicing Agreement, dated as of August 1, 2014, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB Master Servicer and as Co-op Special Servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.